August 7-9, 2023 Keefe, Bruyette & Woods Community Bank Investor Conference

This document includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact, but instead are based on certain assumptions including statements with respect to the Company's beliefs, plans, objectives, goals, expectations, assumptions, and statements about future economic performance and projections of financial items. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated or implied by forward-looking statements. The factors that could result in material differentiation include, but are not limited to the impact of bank failures or adverse developments of other banks and related negative press about the banking industry in general on investor and depositor sentiment; the remaining effect of the COVID-19 pandemic on general economic and financial market conditions and on public health, both nationally and in the Company's market areas; expected revenues, cost savings, synergies and other benefits from merger and acquisition activities, including the Company's recent merger with Quantum Capital Corp., might not be realized to the extent anticipated, within the anticipated time frames, or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; goodwill impairment charges might be incurred; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and the effects of inflation, a potential recession, and other factors described in the Company's latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed with or furnished to the Securities and Exchange Commission - which are available on the Company's website at www.htb.com and on the SEC's website at www.sec.gov. Any of the forward-looking statements that the Company makes in this document or the documents they file with or furnish to the SEC are based upon management's beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions they might make, because of the factors described above or because of other factors that they cannot foresee. The Company does not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. Forward Looking Statements 2

• Financial data as of June 30, 2023 • Market data as of August 2, 2023 • Shares repurchased from February 19, 2013 to June 30, 2023 3 HomeTrust Bancshares, Inc. Overview $4.6B Assets NASDAQ: HTBI Headquarters: Asheville, NC $3.6B/$3.6B Loans/Deposits Founded: 1926 Locations: 34 99.2% Price to TBV Employees: 558 Market Cap: $426MM 17,366,673 Outstanding Shares TTM Average Daily Volume: 50,625 Shares Repurchased: 9,831,250 Commercial Commercial Real Estate Commercial & Industrial Middle Market Banking Equipment & Municipal Finance Treasury Management Services Small Business Banking Business Banking Business Banking Centers SBA Lending Consumer Banking Retail Banking Market Teams Consumer Banking Mortgage Banking Investment Services Professional Banking Wholesale Lending HELOCs Originated for Sale Indirect Auto FinTech Partnerships Lines of Business

4 Recent Recognition Named one of the 2023 Top 20 “Great Employers to Work for in NC” by the Best Companies Group Voted “Best Small Bank in North Carolina” by Newsweek for three consecutive years (2021 - 2023) NC, VA, TN and GA were the top 4 states on CNBC’s list of America’s Top States for Business 2023

5 Footprint in attractive metro markets experiencing growth rates above the national average (See Pages 9-10) Successful transition to a commercial bank (See Pages 6-8, 11-15) • Expansion of lines of business, adding further diversity to our loan portfolio • Strong experienced team of revenue producers • Attractive core deposit mix and cost • Experienced management team with extensive local market knowledge and M&A history Transformation efforts are driving improvements in profitability and our capital position (See Pages 17-27) • Significant improvement in net interest margin over last five quarters • Proven ability to generate noninterest income • Strong capital position to support continued growth Strong asset quality and credit discipline to support further growth (See Page 16) Our stock represents a value when compared to our peers • Trading at 85% of tangible book value versus our peers at 133% (as of 6/30/23) • Trading at 6.8x of annualized earnings versus our peers at 10.7x (as of 6/30/23) Key Investment Highlights

Line of Business Expansion

Timeline: 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 | 2023

Stock Conversion
July – Converted from mutual to stock form with focus on commercial banking

New Commercial Origination Process
December – Re-engineered and implemented new commercial process and recruited experienced bankers in new metro markets

Mortgage Banking
Since FY 2017 – Started building out group by adding 13 loan officers over the past 5+ years

SBA Lending
September – Launched line of business

Equipment Finance
February – Launched line of business

First FinTech Partnership – HELOCs Originated for Sale
December – Launched line of business

Consumer Banking
New line of business consolidating Retail, Mortgage and Branch Operations

Business Banking
New line of business consolidating Business Bankers, Business Banking Branches and Investment Services

Core System Conversion
February – Converted to open architecture digital banking platform

Additional FinTech Partnerships
March – Purchased first C&I loan
June – Purchased first consumer loan

New Deposit Origination Channel
Focusing on HOAs

Pre-Stock Conversion

Retail / Consumer – Limited Offerings

Mortgage – Old S&L Model

Commercial – Very Limited Capabilities

6

7 High Performance Deposit Growth Maturing Lines of Business Business Transformation Engaged Employees Enterprise Risk Management Franchise and Line of Business Investments Our Results Our Business Objectives Our Foundation Pyramid of Success

8 Greenville, SC (2013) Tri-Cities and Knoxville, TN (2014) Charlotte, NC (2014) Roanoke, VA (2014) Raleigh, NC (2015) Re-engineered of CML LOB (2014) Introduced Indirect Auto (2014) Re-engineered Mtg LOB (2016) Re-engineered Treasury Mgmt (2016) Introduced SBA and Equipment Finance (2018) Introduced Symmetry (HELOCs) and Business Banking (2019) High Performing Peer Funding Levels Increase Fee Income Deposit Verticals Pilot Deposit BDOs Business Banking Micro Business Lending Engaged Employees Limited FinTech Partnerships Optimizing Processes Automation Maturing Lines of Business Expand Digital Channels Phase 1 Geographic Expansion 2013 - 2015 Phase 2 Line of Business Expansion 2014 - 2020 Phase 3 Deposit Growth 2021 - 2024 Phase 4 Business Transformation 2022 - 2024 Business Transformation: Phases of Progress

9 Geographic Expansion – Focus on High-Growth Markets Source: S&P Global Market Intelligence for MSA Demographics Raleigh 7.4% Population Growth 11.8% HH Income Growth Charlotte 5.8% Population Growth 14.7% HH Income Growth Atlanta 4.7% Population Growth 14.2% HH Income Growth Greenville 4.7% Population Growth 12.6% HH Income Growth (2023 to 2028 Projected Changes) Knoxville 4.1% Population Growth 11.6% HH Income Growth

10 Geographic Expansion – Focus on High-Growth Markets (Continued)

11 “Branch Heavy” Consumer Markets Asheville Roanoke Tri-Cities Branch Manager & Consumer Banker Introducing Micro-Business Loans Hybrid Branch Strategy “Branch-Lite” Business Banking Centers Atlanta Charlotte Greenville Knoxville Raleigh Branch Manager & Small Business Banker Small Business Banking & Professional Banking

12 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 $1,000,000 $1,100,000 Commercial RE (NOO) Commercial RE (OO) Construction and Development Equipment Finance Other Commercial* 1-4 Family HELOCs and Other Consumer 2016 2017 2018 2019 2020 2021 2022 2023** (Dollars in thousands, by fiscal year) Total Loan Composition: 2016 - $1,763,113 2017 - $2,254,325 2018 - $2,416,885 2019 - $2,601,941 2020 - $2,598,685 2021 - $2,694,295 2022 - $2,768,634 2023** - $3,658,823 Loan Portfolio Transformation: Transition to a Commercial Bank * Excludes PPP loans. ** Increases shown in 2023 include $561.9 million in loans acquired through our merger with Quantum Capital Corp.

13 (Dollars in thousands, as of June 30, 2023) Portfolios to Highlight: Non-Owner Occupied CRE & Construction and Development $- $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000 $200,000 $225,000 $250,000 Non-Owner Occupied CRE Composition NOO CRE – Office Largest 5 Relationships: $6,638,000 $6,636,000 $6,459,000 $5,196,000 $5,184,000 Total - $29,113,000 (25.93% of the portfolio) $- $10,000,000 $20,000,000 $30,000,000 $40,000,000 $50,000,000 $60,000,000 $70,000,000 $80,000,000 Construction and Development* Funded Balance Available Credit * Excludes loans to Residential Real Estate Builders with a funded balance of $181.9 million and available credit of $94.4 million.

14 Portfolios to Highlight: SBA Loans & Equipment Finance C&I 31% Hotel 30% Retail 29% Other 7% Office 3% SBA Portfolio 0.00% 2.00% 4.00% 6.00% 8.00% $- $1,000 $2,000 $3,000 $4,000 $5,000 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Classified SBA Loans Loan Balance Guaranteed Balance % of Portfolio Total Balance $146,635 Guaranteed Balance $47,720 (Dollars in thousands, as of June 30, 2023) $- $20,000 $40,000 $60,000 $80,000 $100,000 Equipment Finance (“EF”) Composition 57% 43% EF Southeast Footprint Outside Southeast Southeast 69% 31% EF National Footprint East of Mississippi West of Mississippi

15 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2018 2019 2020 2021 2022 2023 Avg. Cost of Deposits* $- $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 Time Deposits Money Market/Savings Noninterest-bearing NOW Deposit Portfolio* 2018 2019 2020 2021 2022 2023** (Dollars in thousands) Total Deposit Composition: 2018 - $2,196,253 2019 - $2,327,258 2020 - $2,785,756 2021 - $2,955,541 2022 - $3,099,761 2023** - $3,601,168 Move Towards Core Deposits * Deposit balances as of fiscal year end; cost of deposits are averages for the fiscal year ** Increases shown in 2023 include $570.6 million in deposits assumed through our merger with Quantum Capital Corp. Additional Information on Deposits (as of 6/30/23): • The balance of uninsured deposits was $913.2 million, or 25.4% of total deposits, which includes $341.9 million of collateralized deposits to municipalities. • The balance of brokered deposits was $232.5 million, or 6.5% of total deposits. • Total deposits are evenly distributed between commercial and consumer depositors. • The average balance of our deposit accounts was $32,000. • Our largest 25 depositors made up $554.7 million, or 15.4% of total deposits. Of these depositors, $405.0 million, or 11.2% of total deposits, are insured or collateralized deposits to municipalities.

* Includes $6 million charge-off for one commercial relationship. Excluding that charge-off, the Bank had net recoveries of $669,000. ** Reflects the adoption of CECL on July 1, 2020. *** Includes $4.9 million increase to establish an ACL on Quantum’s loan portfolio. 16 -0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% $(1,000) $1,000 $3,000 $5,000 $7,000 2019* 2020 2021 2022 2023 Net Charge-Offs (“NCO”) and NCO to Average Loans Net Charge-Offs (Recoveries) NCO/Avg. Loans 0.50% 0.75% 1.00% 1.25% 1.50% $- $10,000 $20,000 $30,000 $40,000 $50,000 2019 2020 2021** 2022 2023*** Allowance for Credit Losses (“ACL”) and ACL to Total Loans ACL ACL/Total Loans 0.10% 0.20% 0.30% 0.40% 0.50% 2019 2020 2021 2022 2023 Nonperforming Assets to Total Assets 0% 150% 300% 450% 600% 2019 2020 2021** 2022 2023 ACL to Nonperforming Loans (Coverage Ratio) (Dollars in thousands, by fiscal year) Strong Asset Quality and Credit Discipline

17 0% 2% 4% 6% 8% 10% 12% 14% 2019 2020 2021 2022 2023 Common Equity Tier I Capital (to Risk-Weighted Assets) CET I Capital Minimum to Be Well Capitalized (Dollars in thousands, by fiscal year) 0% 2% 4% 6% 8% 10% 12% 14% 2019 2020 2021 2022 2023 Tier I Capital (to Total Adjusted Assets) Tier I Capital Minimum to Be Well Capitalized 0% 2% 4% 6% 8% 10% 12% 14% 2019 2020 2021 2022 2023 Tier I Capital (to Risk-Weighted Assets) Tier I Capital Minimum to Be Well Capitalized 0% 2% 4% 6% 8% 10% 12% 14% 2019 2020 2021 2022 2023 Total Risk-Based Capital (to Risk-Weighted Assets) Risk Based Capital Minimum to Be Well Capitalized Strong Capital Position to Support Continued Growth

18 0% 5% 10% 15% 20% 25% 30% 35% $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 2019 2020 2021 2022 2023 Cash Dividends Dividend/Share Dividend Payout Ratio (By fiscal year) 60% 70% 80% 90% 100% 110% 120% 130% $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 2019 2020 2021 2022 2023 Market Price and Price to Tangible Book Market Price per Share Price to Tangible Book Capital Strategy Stock Buybacks Buybacks Total Buybacks as a % of O/S Shares as of 2/19/13 Number of Shares Total Cost ($) Average Cost Per Share ($) Total repurchased through September 2022 45.4% 9,831,250 $203,586,000 $20.71 Shares remaining to be repurchased under most recent buyback plan 266,639 No shares were repurchased during the twelve months ended June 30, 2023 Total repurchased and authorized 10,097,889

19 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $- $10,000 $20,000 $30,000 $40,000 $50,000 2019 2020 2021 2022 2023 Adjusted Earnings Performance Adjusted Net Income Adjusted Diluted EPS 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2019 2020 2021 2022 2023 Adjusted Return on Assets (Dollars in thousands, by fiscal year) 55% 60% 65% 70% 75% 2019 2020 2021 2022 2023 Adjusted Efficiency Ratio Improvement in Profitability Metrics See Appendix – Non-GAAP Reconciliation 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 2019 2020 2021 2022 2023 Adjusted Return on Average Tangible Common Equity

20 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 1.10% 1.20% $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 2019 2020 2021 2022 2023 Adjusted Noninterest Income Adjusted Noninterest Income % of Total Assets Service charges on deposits Loan income and fees Gain on sale of loans held for sale BOLI income Operating lease income Other $- $5,000 $10,000 $15,000 $20,000 Adjusted Noninterest Income Composition 2018 2019 2020 2021 2022 2023 (Dollars in thousands, by fiscal year) Noninterest Income See Appendix – Non-GAAP Reconciliation

21 • Mortgage Banking – 1-4 family and jumbo loans for sale • Began selling pools of jumbo mortgages in FY 2022 • Sold $203.9 million, $406.5 million, $263.0 million, and $56.6 million in loans over fiscal years 2020, 2021, 2022 and 2023 • HELOCs Originated for Sale • Loans originated in HTB’s name, sourced through a third party FinTech • Sold $71.1 million, $110.8 million, $120.0 million, and $99.4 million in loans over fiscal years 2020, 2021, 2022 and 2023 • SBA Lending – origination of SBA 7(a) and USDA B&I loans, selling the guaranteed portion • Sold $38.1 million, $66.1 million, $54.7 million, $49.0 million in loans (guaranteed portion) over fiscal years 2020, 2021, 2022 and 2023 • Brought servicing in-house on July 1, 2021, which increased annual pre-tax income by $1.2 million (Dollars in thousands, by fiscal year) Noninterest Income: Gain on Sale of Loans Held for Sale $- $3,000 $6,000 $9,000 $12,000 Mortgage Banking HELOCs SBA Lending Gain on Sale of Loans Held for Sale 2019 2020 2021 2022 2023

Merger with Quantum Capital Corp.

Financial Highlights[1]

Balance Sheet

Total Assets	$656.8M
Total Loans	$561.9M
Total Deposits	$570.6M

Fair Value Adjustments

Loan credit mark	$3.0M
Loan interest rate mark	$7.9M
Provision for non-PCD loans + off balance sheet exposures	$5.3M
Allowance for PCD loans	$0.4M
Core deposit intangibles	$12.2M

Merger Summary

- Legal closing date - February 12, 2023
- Computer system conversion – March 13, 2023
- 20%+ EPS accretion
- Tangible book value dilution <5%
- Dilution earnback period of 2.5 years
- Cost saves of 30%+ all realized in quarter ended 6/30/23

Highlights

- Consistently ranked as one of Georgia's most profitable banks
- Added desirable Atlanta market
- Similar "branch lite" model as HomeTrust
- Added new deposit origination channel focused on homeowner's association relationships

Further accelerated shareholder value creation more quickly than organic growth

[1] Financial highlights as of the merger date of February 12, 2023

22

23 Earnings (GAAP) 6/30/2023 3/31/2023 12/31/2022 9/30/2022 6/30/2022 Net income 15,013$ 6,734$ 13,658$ 9,199$ 6,025$ Earnings per share (EPS) - diluted 0.90$ 0.40$ 0.90$ 0.60$ 0.39$ Return on assets (ROA) 1.39% 0.69% 1.54% 1.02% 0.68% Return on equity (ROE) 12.85% 6.21% 13.37% 9.25% 6.19% Net interest margin 4.32% 4.55% 4.53% 4.10% 3.49% Loan Growth Net Loan Growth: $ Growth 9,844$ 101,423$ 117,840$ 98,488$ 75,545$ % Growth (annualized) 1.08% 13.59% 16.44% 14.23% 8.64% Loan Originations: Commercial portfolio 196,539$ 173,385$ 183,340$ 169,272$ 226,808$ Retail portfolio 68,678 105,915 127,134 121,673 102,174 Loans originated for sale 142,024 105,794 66,582 67,112 88,229 Total Originations 407,241$ 385,094$ 377,056$ 358,057$ 417,211$ Asset Quality Total assets 4,607,487$ 4,526,870$ 3,647,015$ 3,555,186$ 3,549,204$ Nonperforming assets to total assets 0.18% 0.18% 0.17% 0.20% 0.18% Classified assets to total assets 0.53% 0.49% 0.50% 0.54% 0.61% Quarterly Highlights

24 Quarterly Highlights: HomeTrust vs. Top 200 Exchange Traded Banks • Source: S&P Capital IQ Pro/Piper Sandler “2Q2023 Earnings Release Summary: Key Metrics & Calendar” dated July 31, 2023 As of or for the quarter ended 6/30/2023 Nationwide Mean HomeTrust +/- Variance Tangible Common Equity / Tangible Assets 7.7% 9.3% 1.6% AOCI / Tangible Common Equity -15.0% -1.0% 14.0% Net Interest Margin 3.25% 4.34% 1.09% QoQ Change in Net Interest Margin (18 bps) (18 bps) - Yield on Loans 5.79% 5.99% 0.20% Cost of Deposits 1.71% 1.39% -0.32% Cost of Funds 2.02% 1.60% 0.42% Core Return on Assets 1.02% 1.38% 0.36% QoQ Change in Tangible Book Value 0.9% 3.3% 2.4%

25 3.35% 3.49% 4.10% 4.53% 4.55% 4.32% 3.29% 3.47% 4.09% 4.51% 4.52% 4.25% 3.00% 3.50% 4.00% 4.50% 5.00% 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 NIM Reported NIM Core • Core net interest margin excludes accretion income and other loan fees • Net interest margin values are non-tax equivalent Quarterly Highlights: Net Interest Margin

26 0.92% 0.67% 1.06% 1.40% 1.41% 1.38% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 Adj. ROA Quarterly Highlights: Adjusted Return on Assets See Appendix – Non-GAAP Reconciliation

27 71.06% 69.41% 60.69% 58.12% 57.15% 60.61% 50.00% 55.00% 60.00% 65.00% 70.00% 75.00% 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 Quarterly Highlights: Adjusted Efficiency Ratio See Appendix – Non-GAAP Reconciliation

Appendix – Non-GAAP Reconciliation

In addition to results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this document contains certain non-GAAP financial measures, which include: the efficiency ratio; tangible book value; tangible book value per share; net income, EPS, ROA, and return on average tangible common equity (ROATE) as adjusted to exclude adjustments for changes in federal tax law, merger-related expenses, branch closure/restructuring expenses, prepayment penalties on borrowings, gain on sale of debt securities available for sale, gain on sale of equity securities, gain (loss) on sale of premises and equipment, and officer transition agreement expense; and return on average tangible common equity. Management has presented the non-GAAP financial measures in this document because it believes including these items provides useful and comparative information to assess trends in our core operations while facilitating the comparison of the quality and composition of our earnings over time and in comparison to our competitors. However, these non-GAAP financial measures are supplemental, are not audited and are not a substitute for operating results or any analysis determined in accordance with GAAP. Where applicable, we have also presented comparable earnings information using GAAP financial measures. Because not all companies use the same calculations, our presentation may not be comparable to other similarly titled measures as calculated by other companies.

Set forth is a reconciliation to GAAP of our efficiency ratio:

	12 Months Ended				
(Dollars in thousands)	6/30/2023	6/30/2022	6/30/2021	6/30/2020	6/30/2019
Noninterest expense	$ 115,909	$ 105,184	$ 131,182	$ 97,129	$ 90,134
Less: merger-related expense	(5,465)	-	-	-	-
Less: branch closure and restructuring expenses	-	-	(1,513)	-	-
Less: officer transition agreement expense	-	(1,795)	-	-	-
Less: prepayment penalties on borrowings	-	-	(22,690)	-	-
Noninterest expense - adjusted	$ 110,444	$ 103,389	$ 106,979	$ 97,129	$ 90,134
Net interest income	$ 157,415	$ 110,774	$ 103,322	$ 104,104	$ 106,831
Plus: tax equivalent adjustment	1,163	1,231	1,267	1,190	1,173
Plus: noninterest income	31,050	39,196	39,821	30,332	22,940
Less: gain on sale of debt securities available for sale	-	(1,895)	-	-	-
Less: gain on sale of equity securities	(721)	-	-	-	-
Less: (gain) loss on sale of premises and equipment	(2,097)	87	1,311	-	-
Net interest income plus noninterest income - adjusted	$ 186,810	$ 149,393	$ 145,721	$ 135,626	$ 130,944
Efficiency ratio	61.50%	70.14%	91.64%	72.25%	69.46%
Efficiency ratio - adjusted	59.12%	69.21%	73.41%	71.62%	68.83%

Set forth is a reconciliation to GAAP of tangible book value, tangible book value per share, and price to tangible book value:

	As of				
(Dollars in thousands)	6/30/2023	6/30/2022	6/30/2021	6/30/2020	6/30/2019
Total stockholder's equity	$ 471,186	$ 388,845	$ 396,519	$ 408,263	$ 408,896
Less: goodwill, core deposit intangibles, net of taxes	(42,410)	(25,710)	(25,902)	(26,468)	(27,562)
Tangible book value	$ 428,776	$ 363,135	$ 370,617	$ 381,795	$ 381,334
Common shares outstanding	17,366,673	15,591,466	16,636,483	17,021,357	17,984,105
Book value per share	$ 27.13	$ 24.94	$ 23.83	$ 23.99	$ 22.74
Tangible book value per share	$ 24.69	$ 23.29	$ 22.28	$ 22.43	$ 21.20
HomeTrust Bancshares, Inc. share price	$ 20.89	$ 25.00	$ 27.90	$ 16.00	$ 25.14
Price to tangible book value	84.6%	107.3%	125.2%	71.3%	118.6%

28

Appendix – Non-GAAP Reconciliation (Continued)

Set forth below is a reconciliation to GAAP net income, EPS, ROA, ROE, and ROATCE as adjusted to exclude adjustments for the change in federal tax law, merger-related expenses, gain on sale of equity securities, gain (loss) on sale of premises and equipment, branch closure and restructuring expenses, officer transition agreement expense, gain on the sale of debt securities available for sale, and prepayment penalties on borrowings:

In relation to the two-class method, net income used in the calculations of basic and diluted EPS have adjustments, which are included in Company documents previously filed with the SEC.

(Dollars in thousands)	12 Months Ended 6/30/2023	6/30/2022	6/30/2021	6/30/2020	6/30/2019
Change in federal tax law adjustment	$ -	$ -	$ -	$ -	$ (325)
Merger-related expense	5,465	-	-	-	-
Gain on sale of equity securities	(721)	-	-	-	-
Loss (gain) on sale of premises and equipment	(2,097)	87	1,311	-	-
Branch closure and restructuring expenses	-	-	1,513	-	-
Officer transition agreement expense	-	1,795	-	-	-
Gain on sale of debt securities available for sale	-	(1,895)	-	-	-
Prepayment penalty on borrowings	-	-	22,690	-	-
Total adjustments	2,647	(13)	25,514	-	(325)
Less: tax effect	(622)	24	(5,688)	-	-
Total adjustments, net of tax	2,025	11	19,826	-	(325)
Net income (GAAP)	44,604	35,653	15,675	22,783	27,146
Adjusted net income (non-GAAP)	$ 46,629	$ 35,664	$ 35,501	$ 22,783	$ 26,821
Average shares outstanding - basic	15,698,618	15,516,173	16,078,066	16,729,056	17,692,493
Average shares outstanding - diluted	15,781,506	15,810,409	16,495,115	17,292,239	18,393,184
Basic EPS (GAAP)	$ 2.82	$ 2.27	$ 0.96	$ 1.34	$ 1.52
Non-GAAP adjustment	0.13	0.00	1.23	-	0.00
Adjusted basic EPS (non-GAAP)	$ 2.95	$ 2.27	$ 2.19	$ 1.34	$ 1.52
Diluted EPS (GAAP)	$ 2.80	$ 2.23	$ 0.94	$ 1.30	$ 1.46
Non-GAAP adjustment	0.13	0.00	1.20	-	0.00
Adjusted diluted EPS (non-GAAP)	$ 2.93	$ 2.23	$ 2.14	$ 1.30	$ 1.46
Average assets	$ 3,848,385	$ 3,537,915	$ 3,698,394	$ 3,591,076	$ 3,396,896
Average equity	$ 427,614	$ 396,233	$ 403,510	$ 411,447	$ 409,820
ROA (GAAP)	1.16%	1.01%	0.42%	0.63%	0.80%
Non-GAAP adjustment	0.05%	0.00%	0.54%	0.00%	-0.01%
Adjusted ROA (non-GAAP)	1.21%	1.01%	0.96%	0.63%	0.79%
ROE (GAAP)	10.43%	9.00%	3.88%	5.54%	6.62%
Non-GAAP adjustment	0.47%	0.00%	4.91%	0.00%	-0.08%
Adjusted ROE (non-GAAP)	10.90%	9.00%	8.79%	5.54%	6.54%
Average equity	$ 427,614	$ 396,233	$ 403,510	$ 411,447	$ 409,820
Less: average goodwill, core deposit intangible, net of taxes	(42,356)	(25,793)	(26,162)	(26,994)	(28,328)
Average tangible book value	$ 385,258	$ 370,440	$ 377,348	$ 384,453	$ 381,492
ROATCE	24.21%	19.25%	18.82%	11.85%	14.06%

29

Appendix – Non-GAAP Reconciliation
(Continued)

Set forth below is a reconciliation to GAAP non-interest expense, net interest income and efficiency ratio as adjusted to exclude certain adjustments for merger-related expenses, gain on sale of equity securities, gain (loss) on sale of premises and equipment, officer transition agreement expense, and gain on the sale of debt securities available for sale:

Set forth is a reconciliation to GAAP of our efficiency ratio:

	3 Months ended					
(Dollars in thousands)	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Noniinterest expense	$ 30,911	$ 32,833	$ 26,076	$ 26,089	$ 27,459	$ 25,799
Less: merger-related expense	-	(4,741)	(250)	(474)	-	-
Less: officer transition agreement expense	-	-	-	-	(1,795)	-
Noninterest expense - adjusted	$ 30,911	$ 28,092	$ 25,826	$ 25,615	$ 25,664	$ 25,799
Net interest income	$ 43,896	$ 41,454	$ 37,545	$ 34,520	$ 28,859	$ 27,040
Plus: tax equivalent adjustment	298	290	287	277	294	320
Plus: noninterest income	6,888	8,310	8,454	7,398	9,716	8,947
Less: gain on sale of debt securities available for sale	-	-	-	-	(1,895)	-
Less: gain on sale of equity securities	-	-	(721)	-	-	-
Less: (gain) loss on sale of premises and equipment	(82)	(900)	(1,127)	12	-	0
Net interest income plus noninterest income - adjusted	$ 51,000	$ 49,154	$ 44,438	$ 42,207	$ 36,974	$ 36,307
Efficiency Ratio	60.87%	65.98%	56.69%	62.24%	71.18%	71.69%
Efficiency Ratio - adjusted	60.61%	57.15%	58.12%	60.69%	69.41%	71.06%

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Appendix – Non-GAAP Reconciliation
(Continued)

Set forth below is a reconciliation to GAAP net income and ROA as adjusted to exclude merger-related expenses, gain on sale of equity securities, gain (loss) on sale of premises and equipment, officer transition agreement expense, and gain on the sale of debt securities available for sale:

Set forth is a reconciliation to GAAP of our return on assets:

(Dollars in thousands)	3 Months ended 6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Merger-related expense	$ -	$ 4,741	$ 250	$ 474	$ -	$ -
Provision for credit losses established for merger	-	5,270	-	-	-	-
Gain on sale of equity securities	-	-	(721)	-	-	-
Loss (gain) on sale of premises and equipment	(82)	(900)	(1,127)	12	-	-
Officer transition agreement expense	-	-	-	-	1,795	-
Gain on sale of debt securities available for sale	-	-	-	-	(1,895)	-
Total adjustments	$ (82)	$ 9,111	$ (1,598)	$ 486	$ (100)	$ -
Less: tax effect	19	2,141	376	114	24	-
Total adjustments, net of tax	(63)	6,970	(1,222)	372	(77)	-
Net income (GAAP)	15,013	6,734	13,658	9,199	6,025	2,210
Adjusted net income (non-GAAP)	$ 14,950	$ 13,704	$ 12,436	$ 9,571	$ 5,949	$ 2,210
Average assets	$ 4,342,384	$ 3,948,285	$ 3,524,101	$ 3,586,311	$ 3,569,151	$ 3,527,142
Average equity	$ 468,632	$ 439,830	$ 405,493	$ 394,397	$ 390,120	$ 399,360
ROA (GAAP)	1.39%	0.69%	1.54%	1.02%	0.68%	0.92%
Non-GAAP adjustment	-0.01%	0.72%	-0.14%	0.04%	-0.01%	0.00%
Adjusted ROA (non-GAAP)	1.38%	1.41%	1.40%	1.06%	0.67%	0.92%

31

Hunter Westbrook President and Chief Executive Officer hunter.westbrook@htb.com Tony VunCannon EVP / Chief Financial Officer Corporate Secretary / Treasurer tony.vuncannon@htb.com 10 Woodfin Street Asheville, NC 28801 (828) 259-3939 www.htb.com 32